SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) December 30, 2004
                                                        -----------------

                       INTERNATIONAL IMAGING SYSTEMS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in Charter)



          Delaware                       000-25413               65-0854589
-------------------------------    ---------------------    -------------------
(State of other Jurisdiction of    (Commission file no.)       (IRS employer
      incorporation)                                        identification no.)







        6689 N.W. 16th Terrace, Ft. Lauderdale, FL                  33309
        ------------------------------------------                ----------
         (Address of Principal Executive Offices)                 (Zip Code)



        Registrant's telephone number, including area code (954) 978-9090
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Forward Looking Statements

        This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled "Risk Factors") relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

        Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with our financial statements and the related notes that appear elsewhere in this report.

Item 1.01  Entry into a Material Definitive Agreement.

        On December 30, 2004, our principal operating subsidiary, Advanced Imaging Systems, LLC ("AIS"), entered into an Asset Purchase Agreement, dated December 30, 2004 (the "Sale Agreement"), pursuant to which it sold to RBE & SJC, Inc., an entity owned by one of AIS's principal suppliers, and its former production manager ("Buyer"), substantially all of AIS's tangible and intangible commercial printing assets for $348,345, of which $119,930 was paid in cash and the balance by the delivery of Buyer's promissory note payable in 24 equal monthly installments commencing February 1,2005, together with interest thereon at the rate of 6% per annum. The note is secured by the assets sold and is guaranteed by one of the principals of the Buyer, Richard B. Erens.

        The details of the asset sale, including all information required by
Item 1.01. of this Current Report on Form 8-K (this "Report"), are set forth in
Item 2.01. "Acquisition or Disposition of Assets" below, the contents of which are incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

        The following is a summary of the Sale Agreement and is qualified in its entirety by reference to the Sale Agreement and related documents that are filed as exhibits to this Report.

        Pursuant to the Sale Agreement, on December 30, 2004, AIS sold to the Buyer substantially all of AIS's property and equipment, entire inventory, trade name, customer lists, intellectual rights to AIS's printing proprietary software, and other tangible and intangible personal property used in its commercial printing operation. As part of the transaction, the Buyer agreed to employ AIS's commercial printing sales and production staff and subleased AIS's offices and production facilities. The Sale Agreement also provides that the Buyer shall refrain from all commercial printing activities within the United States (except for certain specified activities) for a period of 24 months and shall not contact any of certain specified customers of AIS for a period of ten years. Furthermore, AIS granted to the Buyer for a period of 24 months a right of first refusal to produce any commercial printing orders within the United States that AIS is in a position to place with the Buyer. Such right of first refusal does not apply to fifteen specialty areas of printing specified in the Sale Agreement. AIS retained its accounts receivable and accounts payable. The Buyer agreed to assist AIS in the collection of such accounts receivable and to refrain from providing services to AIS's delinquent customers.

        The purchase price for the sold assets was $348,345, of which $119,903 was paid in cash and the balance was paid by a promissory note payable in 24 substantially equal installments of $5,365 each commencing February 1, 2005, together with interest thereon at the rate 6% per annum. The note is secured by the sold assets and is guaranteed by one of the Buyer's principals. In addition,

AIS is entitled to receive from the Buyer commission income of 10% of gross revenues derived from future sales of goods manufactured by the Buyer for certain accounts for periods ranging from two to ten years depending upon the account.

        In connection with the sale, AIS and the Buyer entered into a Strategic Alliance Agreement pursuant to which for a period of 24 months if the Buyer is unable or unwilling, for any reason, to print any commercial printing order within the United States referred to the Buyer pursuant to the right of first refusal provided in the Sale Agreement, the Buyer and AIS agreed to jointly outsource the order and split the profit thereon 65% to AIS and 35% to the Buyer.

        As a result of the sale of its commercial printing assets, AIS intends to out source all of its manufacturing needs and to focus its activities to sales and marketing of its products.

Item 9.01. Financial Statements and Exhibits.

         (a)   Financial Statements.  None

         (b)   Pro Forma Financial Information (filed herewith)
               (International Imaging Systems, Inc. as of 9/30/04 and for the nine months ended 9/30/04 and the year ended 12/31/03)

               (1)  Pro Forma Consolidated Balance Sheet
               (2)  Pro Forma Condensed Consolidated Statement of Operations

         (c)   Exhibits.

               2.1 Asset Purchase Agreement, dated December 30, 2004, by and between Advanced Imaging Systems, LLC and RBE & SJC, Inc. (omitting all schedules and exhibits) *
               2.2 Security Agreement (Chattel Mortgage), dated December 30, 2004, among RBE &SJC, Inc., Richard B. Erens and Advanced Imaging Systems, LLC.
               2.3 Promissory Note, dated December 30, 2004, executed by RBE & SJC, Inc., and Richard B Erens.
               10.1 Strategic Alliance Agreement, dated December 30, 2004, between Advanced Imaging Systems, Inc. and RBE & SJC, Inc.

--------------------------------------------------------------------------------
* The Registrant will furnish all omitted schedules and exhibits to the Asset Purchase Agreement upon the request of the Securities and Exchange Commission.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         INTERNATIONAL IMAGING SYSTEMS, INC.


Date: February 3, 2005
                                         /s/ C. LEO SMITH
                                         -----------------------------------
                                         C. Leo Smith
                                         Chief Executive Officer

                       INTERNATIONAL IMAGING SYSTEMS, INC.

                        PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                   (UNAUDITED)

                               SEPTEMBER 30, 2004

                                TABLE OF CONTENTS






PRO FORMA CONSOLIDATED BALANCE SHEET                                          1

PRO FORMA CONDENSED CONSOLIDATED
    STATEMENTS OF OPERATIONS                                                  2

NOTES TO PRO FORMA CONDENSED
    FINANCIAL STATEMENTS                                                    3-4

                                         INTERNATIONAL IMAGING SYSTEMS, INC.
                                        PRO FORMA CONSOLIDATED BALANCE SHEET
                                                 SEPTEMBER 30, 2004
                                                     (UNAUDITED)

                                                       ASSETS
                                                                                PRO FORMA
                                                                               ADJUSTMENTS
                                                     HISTORICAL       -----------------------------      PRO FORMA
                                                      BALANCES             DR               CR            BALANCES
                                                    ------------      ------------     ------------     ------------
CURRENT ASSETS:
    Accounts Receivable                             $    394,839                                        $    394,839
    Inventories                                          107,435                    (1)$    107,435
    Note Receivable - Current                                 --   (1)$     53,624                            53,624
    Net Assets of Discontinued Operations                  5,749                                               5,749
                                                    ------------                                        ------------
              TOTAL CURRENT ASSETS                       508,023                                             454,212

PROPERTY AND EQUIPMENT                                   181,998                    (1)     181,998

NOTES RECEIVABLE - Non-Current                                --   (1)      67,362                            67,362

OTHER ASSETS:
    Security Deposits                                      3,700                                               3,700
                                                    ------------                                        ------------

TOTAL ASSETS                                        $    693,721                                        $    525,274
                                                    ============                                        ============

                                      LIABILITIES AND SHAREHOLDERS' DEFICIENCY

CURRENT LIABILITIES:
    Notes and Loans Payable - Current               $    426,465   (1)$     71,000                      $    355,465
    Accounts Payable                                     757,573   (1)     103,930  (1)       6,483          660,126
    Accrued Expenses                                      41,521                                              41,521
    Customer Deposits                                     24,918                                              24,918
                                                    ------------                                        ------------
              TOTAL CURRENT LIABILITIES                1,250,477                                           1,082,030

NOTES AND LOANS PAYABLE -
    NON-CURRENT                                          273,420                                             273,420
                                                    ------------                                        ------------

TOTAL LIABILITIES                                      1,523,897                                           1,355,450
                                                    ------------                                        ------------

SHAREHOLDERS' DEFICIENCY:
    Preferred Stock - $.001 Par Value -
        1,000 Shares Authorized; -0- Shares
            Issued and Outstanding
    Common Stock - $.001 Par Value -
        29,000,000 Shares Authorized;
        6,028,700 Shares Issued and Outstanding            6,029                                               6,029
    Additional Paid-In Capital                            96,134                                              96,134
    Accumulated Deficit                                 (932,339)                                           (932,339)
                                                    ------------                                        ------------
              TOTAL SHAREHOLDERS'
                  DEFICIENCY                            (830,176)                                           (830,176)
                                                    ------------                                        ------------

TOTAL LIABILITIES AND
    SHAREHOLDERS' DEFICIENCY                        $    693,721      $    295,916     $    295,916     $    525,274
                                                    ============      ============     ============     ============

See accompanying notes to financial statements.

                                                INTERNATIONAL IMAGING SYSTEMS, INC.
                                          PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                                NINE MONTHS ENDED SEPTEMBER 30, 2004
                                                                AND
                                                    YEAR ENDED DECEMBER 31, 2003
                                                            (UNAUDITED)


                                       NINE MONTHS ENDED                                          YEAR ENDED
                                      SEPTEMBER 30, 2004                                       DECEMBER 31, 2003
                   ------------------------------------------------------  --------------------------------------------------------
                                           PROFORMA                                                 PROFORMA
                                          ADJUSTMENTS                                              ADJUSTMENTS
                    HISTORICAL     -------------------------   PROFORMA    HISTORICAL      ---------------------------    PROFORMA
                     BALANCES          DR             CR       BALANCES     BALANCES           DR              CR         BALANCES
                   -----------     -----------     ---------  -----------  -----------     -----------     -----------  -----------
                                                (3)    4,229                                            (3)$     5,388
NET SALES          $ 2,381,220  (2)$ 2,381,220  (4)   86,043  $    90,272  $ 3,524,948  (2)$ 3,524,948  (4)     74,669  $    80,057

COST OF GOODS
  SOLD               1,737,636                  (2)1,737,636           --    2,783,975                  (2)  2,783,975           --
                   -----------                                -----------  -----------                                  -----------

GROSS PROFIT           643,584                                     90,272     740,973                                        80,057

GENERAL AND
  ADMINISTRATIVE
  EXPENSES             973,131                  (5)  359,012      614,119    1,346,834                  (5)    675,544      671,290
                   -----------                                -----------  -----------                                  -----------

(LOSS) FROM
  CONTINUING
  OPERATIONS       $  (329,547)                               $  (523,847) $  (605,861)                                 $   591,233
                   ===========                                ===========  ===========                                  ===========

BASIC AND DILUTED
  (LOSS) FROM
  CONTINUING
  OPERATIONS PER
  COMMON SHARE     $     (.055)                               $     (.087) $     (.117)                                 $     (.114)
                   ===========                                ===========  ===========                                  ===========

WEIGHTED AVERAGE
  NUMBER OF BASIC
  AND DILUTED
  COMMON SHARES
  OUTSTANDING        6,028,700                                  6,028,700    5,170,815                                    5,170,815
                   ===========                                ===========  ===========                                  ===========

See accompanying notes to financial statements.

                       INTERNATIONAL IMAGING SYSTEMS, INC.
                                AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                   (UNAUDITED)




NOTE A  -    BASIS OF PRESENTATION -

             On December 30, 2004, the Registrant sold, for $348,345, substantially all of its property and equipment, entire inventory, trade name of the operating subsidiary ("Advanced Imaging Systems"), customer lists, intellectual rights to the Company's printing proprietary software, and other tangible personal property used in its commercial printing operation, to an entity owned by one of the Registrant's principal suppliers and the Registrant's production manager. In addition, the buyer agreed to employ the Registrant's commercial printing sales and production staff, sign a two-year non-compete agreement, and to sublease the Registrant's offices and production facilities. The seller retained its accounts receivable and accounts payable. The buyer has agreed to assist the Registrant in the collection of outstanding accounts receivable and to refrain from providing services to the Registrant's delinquent customers.

             The sale resulted in a gain of $168,702. Cash, of $119,930 was received, and the Registrant will receive monthly principal and interest payments of $5,365 through January, 2007, pursuant to a 6% promissory note collateralized by the sold assets and personally guaranteed by the buyer and one of its principals.

             The unaudited pro forma statements of operations of the Registrant for the year ended December 31, 2003 and the nine months ended September 30, 2004, give effect to the certain adjustments that are directly attributable to the asset sale as if the transaction was consummated as of January 1, 2003.

             The unaudited pro forma condensed balance sheet as of September 30, 2004 is presented as if the asset sale had occurred on September 30, 2004.

                       INTERNATIONAL IMAGING SYSTEMS, INC.
                                AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                   (UNAUDITED)




NOTE A  -    BASIS OF PRESENTATION - (continued) -

             In the opinion of the Registrant, all adjustments and/or disclosures necessary for a fair presentation of the pro forma data have been made. These pro forma condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the asset sale been consummated as of the dates indicated or of the results that may be obtained in the future.

             These pro forma condensed financial statements and notes thereto should be read in conjunction with the Registrant's consolidated financial statements and the notes thereto as of and for the periods ended September 30, 2004 and December 31, 2003.


NOTE B  -    PRO FORMA ADJUSTMENTS -

             1) To record the sale of inventory and equipment for $348,345, as of September 30, 2004. Proceeds of sale amounted to $119,930 and were used to pay related party lenders and unsecured creditors. A total of $79,014 was paid to the buyer in settlement of past obligations.

             2) To reverse product sales and related direct costs, as if the transaction occurred on January 1, 2003.

             3) To record interest income on note receivable from buyer.

             4) To record 10% commissions earned on sales to customers specified in the sale agreement.

             5) To reverse general and administrative expenses directly attributable to the operations. The reduction in these expenses are expected to have a continuing impact on the Company.